UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

Zev Ventures, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205271	38-3926700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500C Grand St., Apartment 3G New York, NY 10002
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (631) 418-7044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12v-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01	Changes in Control of Registrant.

On May 22, 2018, Zev Turetsky, the registrant’s sole officer and director and majority shareholder, sold 3,500,000 common shares of the registrant to Energy Capital, LLC, a non-affiliate, resulting in a change of control. The common shares were paid from Energy Capital, LLC’s corporate funds. Energy Capital, LLC paid $0.124 per share for an aggregate purchase price of $434,000. In addition, Energy Capital, LLC purchased 865,150 non-legended common shares of the registrant from various non-affiliated shareholders for $0.016482 per share, or an aggregate purchase price of $14,259.

Prior to the transaction, Energy Capital, LLC did not own any of the registrant’s common shares. After the transaction, Energy Capital, LLC owns approximately 75.78% of the 5,760,000 issued and outstanding common shares of the registrant.

Following the change in control described herein, the following table sets forth certain information with respect to the beneficial ownership of the registrant’s common stock as of May 22, 2018 for (a) each director, (b) each executive officer, (c) all of the registrant’s current directors and executive officers as a group, and (d) each stockholder known by the registrant to own beneficially more than 5% of the registrant’s common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all common shares shown to be beneficially owned by them based on information provided to us by these stockholders. The percentage of ownership is based on 5,760,000 common shares issued and outstanding on May 22, 2018.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Directors and Named Executive Officers:
Zev Turetsky (1)	—	*

All Current Directors and Executive Officers as a Group (1 person)	—	*

5%+ Stockholders:
Energy Capital, LLC (2)	4,365,150	75.78%
Eric Brock (3)	500,000	8.68%

__________

* Less than 1%.

(1) Mr. Turetsky is the sole officer and director of the Company.

(2) Robert J. Smith is the sole owner of Energy Capital, LLC and as such is deemed to be the beneficial owner of all shares owned by such entity. The address for Energy Capital, LLC is 13650 Fiddlesticks Blvd., Suite 202-324, Ft. Myers, FL 33912.

(3) The address for Eric Brock is 57 Audubon Road, Boston, MA 02481.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2018	ZEV VENTURES, INC.

	By:	/s/ Zev Turetsky
Zev Turetsky
President